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                                                                    EXHIBIT 23.2


                         Consent of Independent Auditors


The Board of Directors and Stockholders
Parallel Petroleum Corporation

We consent to the use of our report incorporated herein by reference.

                                                     /s/ KPMG LLP


Midland, Texas
August 6, 2001